Exhibit 99.1

BRP Group, Inc. Upsizes Senior Revolving Credit Facility to $300 Million
TAMPA, Fla. - March 13, 2020 - BRP Group, Inc. (“BRP Group” or the “Company”) (NASDAQ: BRP), a rapidly growing independent insurance distribution firm delivering tailored insurance solutions, today announced that its subsidiary Baldwin Risk Partners, LLC (“BRP LLC”) has amended its senior revolving credit facility, effective immediately, to increase the committed line under the credit facility to $300 million, up $75 million from its previous amount of $225 million.
“Driven by both our continued success in signing LOIs, as well as being thoughtful regarding the current macro environment, we converted the accordion feature under our revolving credit facility into a full commitment. As a result, we are now able to access an additional $75 million of capital to further capitalize on potential Partnership opportunities in 2020 and beyond,” said Kris Wiebeck, Chief Financial Officer of BRP Group. “As of today, we have over $280 million in cash and revolver capacity to execute on our strategic plan.”
Borrowings under the amended credit facility continue to accrue interest on amounts drawn at LIBOR plus 200 basis points (“bps”). Interest rates are based on BRP LLC’s total net leverage ratio, but are capped at LIBOR plus 300 bps.
JPMorgan acted as sole bookrunner and lead arranger and will continue to serve as administrative agent and lender under the revolving credit facility, while Wells Fargo, Bank of America, Cadence Bank and Wintrust Financial will continue to serve as additional lenders.
ABOUT BRP GROUP, INC.
BRP Group, Inc. (NASDAQ: BRP) is a rapidly growing independent insurance distribution firm delivering tailored insurance and risk management insights and solutions that give our clients the peace of mind to pursue their purpose, passion and dreams. We are innovating the industry by taking a holistic and tailored approach to risk management, insurance and employee benefits, and support our clients, Colleagues, Insurance Company Partners and communities through the deployment of vanguard resources and capital to drive our growth. BRP represents over 400,000 clients across the United States and internationally, with over 40 offices in seven states. For more information, please visit www.baldwinriskpartners.com.

NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent BRP Group’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or BRP Group’s strategies or expectations, including those about this amended revolving credit facility. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.
Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group’s prospectus relating to its Registration Statement on Form S-1 (Registration Number 333-233908) filed with the SEC pursuant to Rule 424(b)(4) under the U.S. Securities Act of 1933, as amended, and in BRP Group’s other filings with the SEC, which are available free of charge on the Securities Exchange Commission's website at: www.sec.gov, including those factors relevant to BRP Group’s debt obligations and related restrictions, liquidity, Partnership pipeline and business, financial condition and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to BRP Group or to persons acting on behalf of BRP Group are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and BRP Group does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.

CONTACTS
INVESTOR RELATIONS
Investor Relations
(813) 259-8032
IR@baldwinriskpartners.com

PRESS
Rachel Carr, Marketing Director
Baldwin Risk Partners
(813) 418-5166 | Rachel.Carr@baldwinriskpartners.com